Exhibit 99.1

D and B 2013 Investor Update
Poised for Growth and Sustainable TSR

July 26, 2013

Forward-looking statements and non-GAAP measures

This presentation contains estimates and projections of
future results and other forward - looking statements that
are subject to a number of trends, risks and uncertainties
and are made pursuant to the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995.

For example, throughout this presentation we discuss our
business strategy and certain short and long term financial
and operational expectations that we believe would be
achieved based upon our planned business strategy for the
next several years. These expectations can only be achieved
if the assumptions underlying our business strategy are
fully realized - some of which we cannot control (e.g.,
market growth rates, macroeconomic conditions and customer
preferences). As part of our annual planning process, we
will review these assumptions and we intend to update these
expectations from time to time as appropriate. We will
continue to provide financial guidance to shareholders on an annual basis.

The trends, risks and uncertainties that may cause actual
results to vary materially from those anticipated, estimated or projected are more fully described in our filings with
the SEC, including our most recent Annual Report on Form
10-K and Quarterly Reports on Form 10-Q and the notes to the financial statements included therewith (copies of which are available on our Web site at www.dnb.com and on the SEC's
web site at www.sec.gov). Except as otherwise required by
federal securities laws, we do not undertake to update any
forward-looking statement we may make from time to time.

This presentation also includes non-GAAP financial measures, as that is how we manage our business. For example, when we
discuss "core revenue growth" and "revenue growth" we are
referring to the non-GAAP measure "core revenue growth
before the effect of foreign exchange," unless otherwise
noted. And when we discuss "EPS," our discussion is on a
non-GAAP basis, before non-core gains and charges, unless
otherwise noted. Reconciliations between the non-GAAP
financial measures used in this presentation and the most
directly comparable GAAP measures can be found in the
Appendix and on the D and B Investor Relations website located at http://investor.dnb.com.

DNB Investor Day Presentation 2

D and B 2013 Investor Update
Poised for Growth and Sustainable TSR

July 26, 2013

Our preliminary Q2 results were slightly ahead of
expectations and we remain confident in our guidance for
2013

Q2 2013 Preliminary
Total Company Results

($M, except EPS)

Core Revenue              $       %vs PY
North America           279           0%
International           108           6%
Core Revenue            387           1%
Op. Income*             100         (13%)
EPS*                   1.53           2%
Free Cash Flow (YTD)    208

o Improvement over Q1 and in line with expectations

o Above expectations due to timing benefits

o Similar to Q1 and in line with expectations

o Slightly ahead of expectations

o In line with expectations

*Before Non-Core Gains and Charges

DNB Investor Day Presentation   4

D and B has a 172 year legacy that is shared with a very short list of distinguished public companies

CP COLGATE-PALMOLIVE
Lorillard
Trust 200 Years The Hartford
Dupont
Citibank
Cigna
The miracles of science
McKesson Empowering Healthcare
P and G
John Deere
JPMorgan Chase and Co.
Tiffany and Co.
Valspar if it matters, we're on it.
Berkshire Hathaway Inc.
People's United Bank

DNB Investor Day Presentation 5

We are a global provider of commercial information delivered through two primary solution sets

Core Revenue
$1.6B

International
25%

North America
75%

Operating Income
$520M

North America 83%

International 17%

                     Risk Management   Sales and Marketing
                     Solutions (RMS)   Solutions (S and MS)
                     $1.0B             $0.6B
Revenue Mix

North America 57%     43%

International 83%     17%

Key Needs
Addressed

o Make credit decisions
o Increase cash flow
o Manage risk and improve controls
o Acquire prospects
o Retain/grow customers
o Develop a 360 view of customer base

Note: 2012 Core Figures

DNB Investor Day Presentation 6

We are the leader in commercial data with a large footprint
within the markets we compete

90% of Fortune 500 companies are D and B customers

5M updates per day

230M records within the global database, more than 2X
     larger than the nearest competitor

238  countries covered - only company that does
     this in a globally consistent fashion

DNB Investor Day Presentation 7

Since becoming a standalone public company in late 2000, we
have gone through several transformations

2000-2004          2005-2008
Financial/cultural Top line acceleration,
transformation     primarily driven by DNBi/Optimizer

Average Core Organic      3%          6%
Revenue Growth

Margin Expansion         550bp       360bp

Total Shareholder        246%         33%
Return (TSR)

Note: Start date for TSR is 9/18/2000.

DNB Investor Day Presentation 8

By 2009, we faced an increasingly demanding customer and a
more competitive market

2000-2004   2005-2008   2009-Today

o Global financial crisis reduced demand for credit reports

o Explosion of information online created opportunities
  to bring new value to customers

o Competition narrowing the gap

o Our data and technology infrastructure made
  innovation time consuming and costly

DNB Investor Day Presentation 9

As a result, we recognized the need to evolve beyond just
commercial decisions ...

To be the most trusted source of Commercial Insight
so our customers can Decide with Confidence

o Largest global commercial database

o Proprietary IP

o Industry standard credit risk scores

o Platforms to enable process efficiency

DNB Investor Day Presentation 10

....to an Informed Perspective that is pervasive
in the marketplace

To be the most
trusted source of Commercial Insight
so our customers can Decide with Confidence

To deliver an Informed Perspective that is Pervasive
in the marketplace

DNB Investor Day Presentation 11

Over the past few years, we delivered a flat top line and suboptimal TSR as we focused on building the foundation for growth

	2009-2012
	Financial crisis and infrastructure rebuild
Average Core Organic Revenue Growth	0%
Margin Expansion	230 bp
TSR	10%

Key Accomplishments

- Infrastructure rebuild
  - Services layer built
  - Data supply chain running in 1 market
- Portfolio pruning/consolidation
  - Traditional S&MS consolidation
  - Divested Purisma/AllBusiness/SAS
  - Japan/Italy partnerships
- Initiated $1B share repurchase program

DNB Investor Day Presentation 12

With the heavy lifting behind us, we believe we are poised
to return to growth and sustainable TSR

Revenue
Growth

Scalable Business Model

Total Shareholder Return

Strong Capital Stewardship

DNB Investor Day Presentation 13

Today, key leaders on my team will discuss the progress we
have made to drive sustainable TSR

Josh Peirez President, Global Product, Marketing, and
Innovation

Paul Ballew
Senior Vice President, Chief Data and
Analytics Officer
and Chief Economist

Emanuele Conti
President, North America

Byron Vielehr President, International and Global Operations

Rich Veldran
Senior Vice President and Chief
Financial Officer

DNB Investor Day Presentation 14

Our agenda will emphasize our path to drive top line growth, and we are confident this will translate into sustainable
TSR

Revenue
Growth

Scalable Business Model

Strong Capital Stewardship

Opening Remarks/Context........................Sara Mathew

Transforming to an Informed Perspective....... Josh Peirez
                                               Paul Ballew
- Data and Analytics

- DaaS

- New Markets

Returning to Growth in North America........Emanuele Conti

Accelerating Growth in International.........Byron Vielehr

Delivering Sustainable TSR....................Rich Veldran

Summary........................................Sara Mathew

Q and A....................................Management Team

DNB Investor Day Presentation 15

Transforming to an Informed Perspective

Revenue
Growth

Opening Remarks/Context........................Sara Mathew

Transforming to an Informed Perspective .......Josh Peirez

- Data and Analytics

- DaaS

- New Markets

DNB Investor Day Presentation 16

We are on a journey to transform D and B and redefine what
we stand for in the market

Informed Perspective that is Pervasive

Decide with
Confidence

Level of
Predictiveness

Level of Integration in Delivery of Information/Insight

An Informed Perspective...

....puts the future in focus

....delivers indispensable guidance so
   customers can see what's next

....is available where and when customers need it

DNB Investor Day Presentation 17

An Informed Perspective helps customers take their
businesses where they want to go

Where do you want to take your business?

DNB Investor Day Presentation 18

At the core of our transformation, we are focused on
shifting from tactical decision support to indispensable
guidance

Informed Perspective that is Pervasive

Decide with
Confidence

o Data and insights that are unparalleled

o Available on demand, when and where the customer needs it

Level of
Predictiveness

Level of Integration in Delivery of Information/Insight

DNB Investor Day Presentation 19

Delivering an Informed Perspective creates new value for our customers

To deliver an Informed Perspective that is Pervasive
in the marketplace

Predictive Data and Analytics
Insights that drive action for the customer

DaaS
Delivery mechanism for D and B data and insight where and
when customers want through the cloud

New Markets
New customer value by solving unmet needs in adjacent
markets with new products

DNB Investor Day Presentation 20

We are significantly expanding our target market


Global Market Size
~$7B
~$3B
Mid Single Digit Growth
Sales & Marketing Information
~$4B
Low Single Digit Growth
Commercial Credit
>$3B
High Single Digit Growth
DaaS
~$2B
High Single to Double Digit Growth
New Markets
TBD
Mobile
~$12B+
Traditional Target Market Definition
New Target Market Definition

Source: Outsell, D&B Analysis

DNB Investor Day Presentation 21

Our predictive data and analytics deliver insights that
drive action for the customer

Informed Perspective that is Pervasive

Transform
insights into action
that is pervasive
across platforms
and devices

Paul Ballew

Leverage predictive elements to deliver insight on demand

Integrate assets with customer data

Deepen standalone foundational knowledge

Decide with
Confidence

Level of
Predictiveness

Level of Integration in Delivery of Information/Insight

DNB Investor Day Presentation 22

Forces shaping the business environment are creating greater complexity for customers

SLOW ECONOMIC GROWTH: Companies are forced into new
behaviors and facing vastly different competition

BIG DATA:
Changes in the availability and nature of information

GLOBALIZATION: Information is massively connected, created
and consumed everywhere

ONGOING TECHNOLOGICAL CHANGE

DNB Investor Day Presentation 23

We generate big insight by first deepening our foundational
knowledge on commercial entities

Predictive
Data and Analytics

Level of
Predictiveness

Informed Perspective that is Pervasive

Global Data
Completeness

Deepen standalone foundational knowledge

Decide with
Confidence

Level of Integration in Delivery of Information/Insight

DNB Investor Day Presentation 24

We are enhancing our data completeness by deepening the
level of proprietary and predictive data

Record Type     Depth of         Example Data
                Predictive Data  Elements

Robust          High             Trade, signal data
Prediction

Decision        Medium           Employee count
Support

Basic           Low              Address and phone
Information

% US Records

10%   30%   50% Robust Prediction

30%   30%   30% Decision Support

60%   40%   20% Basic Information

2011  2012  2015 Goal

We have already made good progress and are on track for
further improvement

DNB Investor Day Presentation 25

Next, we integrate our foundational knowledge through a
process called identity resolution

Predictive
Data and Analytics

Informed Perspective that is Pervasive

Identity
Resolution

Integrate assets with
customer data

Deepen standalone foundational knowledge

Decide with
Confidence

Level of Predictiveness

Level of Integration in Delivery of Information/Insight

DNB Investor Day Presentation 26

D and B has unmatched capability to accurately connect
disparate information to create a 360 view of a business

D and B's entity matching:

o  Brings together disparate pieces of data

o  Finds what's related and pulls it together in context

o  Combines all data into a single view of business

Our competitive advantage:

o  Proprietary matching technology

o  Highly tuned to D and B's global data

o  Works across multiple languages

o  Allows customers to connect otherwise disconnected
   pieces of insight

Locations
Executives
Industry
Financial
Business contacts
One Business
Ownership
History
Competitors
Suits, liens, judgments

DNB Investor Day Presentation 27

Connecting two pieces of disparate information can go far
beyond simple character recognition

D and B

Global, US HQ
Est. 1841 "Dun and Bradstreet"

DNB Investor Day Presentation   28

Finally, the challenge of identity resolution is increasing
as the nature of business is changing

Virtual
Businesses

Boxpark

Translation
Challenges

"If not with experienced people, do not pass
this warning sign".

Unstructured
Data

DNB Investor Day Presentation 29

In Asian scripts, the complexities increase significantly

Xiamen Suo Fei Te Hotel [NAME]

Xiamen Lake Side (Hu Bing Bei Lu) North Road #19 [LOCATION]

Same hotel (Fujian province added at beginning  [LOCATION]

Xiamen Sofitel Hotel  Western Business In Asia

Note: "Sofitel" is a registered trademark of SOLUXURY HMC
Societe a Responsabilite Limitee. Use of the "Sofitel" name
is for illustrative purposes only and does not suggest any
endorsement or affiliation with Sofitel.

DNB Investor Day Presentation 30

With knowledge and identity resolution as the foundation, we are adding predictive analytics to create an Informed
Perspective

Predictive
Data and Analytics

Informed Perspective that is Pervasive

Transform
insights into action
that is pervasive
across platforms
and devices

More predictive analytics

Leverage predictive elements to deliver insight on demand

Integrate assets with customer data

Deepen standalone foundational knowledge

Decide with
Confidence

Level of
Predictiveness

Level of Integration in Delivery of Information/Insight

DNB Investor Day Presentation 31

Our proprietary and predictive data, world class talent and
IP allow us to deliver an Informed Perspective to our
customers

Better leverage existing data e.g. Trade

Add new proprietary and predictive data sources
o  Behavior Data
o  Sentiment Data
o  "Signals"
o  Etc.

World Class Predictive
Analytics Shop
o  Talent
o  Proprietary IP
Flexible Infrastructure

Informed Perspective

DNB Investor Day Presentation 32

These efforts underpin the launch of several new predictive
solutions in 2013

D and B Delinquency
Predictor

D and B Total Loss
Predictor

D and B Viability
Rating

Supplier Evaluation
Risk Rating

Custom Analytics

Customer Benefit

+20% average lift in predictiveness on late payments

First of its kind score used as a knockout and likelihood of never paying

Multi-dimensional score which allows for improved targeting

Identifies operational risk in the supply chain

Addresses areas of unmet customer need

DNB Investor Day Presentation 33

The new D and B Viability Rating is just one example of how
we intend to differentiate in the market

5
Viability
Score

8
Portfolio
Comparison

C
Data Depth
Indicator

J
Company
Profile

Customer Value

o Provides customer with full transparency
  of both what D and B believes and why we believe it

o Allows for custom modeling by largest customers

o Nothing else like it in the market

DNB Investor Day Presentation 34

Looking ahead, you can expect predictive insights and
analytics to become the key differentiator in the market
relative to competition

US
o Marketing Analytics

o Supply Chain Analytics

o Addition of country risk to Viability Rating

Developed Global Markets
o New Standard Scores

o Viability Rating

Emerging Global Markets
o New Standard Scores

o Severe Risk Analytics

DNB Investor Day Presentation 35

Customer Video - Xerox

We will become pervasive through DaaS

Predictive
Data and Analytics

DaaS

Informed Perspective that is Pervasive

Deepen standalone foundational knowledge

Integrate assets with customer data

Leverage predictive elements to deliver insight on demand

Transform
insights into action
that is pervasive
across platforms
and devices

Decide with
Confidence

Level of
Predictiveness

Level of Integration in Delivery of Information/Insight

DNB Investor Day Presentation 37

What is DaaS?

D and B's Informed Perspective in the cloud, embedded into
applications and customer workflows

DNB Investor Day Presentation 38

DaaS creates significant value for customers

Reduces the need for internal spending on data management
and integration

Improves the quality of data within workflows

Eliminates the need for users to source
information through multiple applications

Measurable customer ROI

o Fewer staff

o Faster decision making

DNB Investor Day Presentation 39

DaaS delivers our information where it needs to be for us to be relevant in helping answer customer questions

o Should I do business with this entity, and if so, on
  what terms?

o Where are my biggest growth opportunities?

o How do I make more money?

DNB Investor Day Presentation 40

DaaS enables our Informed Perspective to be available on
demand, where and when customers need it

Operations

Marketing

Sales and Service

Finance/Business
Intelligence

Workflow
Applications
   MDM Procurement

   CRM Marketing Automation

   CRM

   ERP Business Intelligence

Example
Use Cases

Supplier and Distributor Performance

Order Management

Predictive Segmentation and Targeting

Social/Digital Intelligence

Territory Management

Sales Rep Preparation

Collections Prioritization

Integrated Decisioning and Monitoring

Initial Focus Areas

DNB Investor Day Presentation 41

We are driving DaaS both directly and through strategic
alliances, and see alliances as the larger long term
opportunity

D and B DaaS

o D and B Direct

o D and B360 for CRM and MDM

o Mobile

More from existing large customers
~$1B market opportunity

Alliance DaaS

o Salesforce.com

o Microsoft VARS

o Mobile developers

New small/mid-sized customers
>$2B market opportunity

DNB Investor Day Presentation 42

Alliance DaaS Video - Salesforce.com

Our new capabilities in data and analytics and DaaS also
enable us to enter new markets

Predictive
Data and Analytics

Informed Perspective that is Pervasive

DaaS

Integrate assets with customer data

Leverage predictive elements to deliver insight on demand

Transform
insights into action
that is pervasive
across platforms
and devices

New Markets

Decide with
Confidence

Deepen standalone foundational knowledge

Level of
Predictiveness

Level of Integration in Delivery of Information/Insight

DNB Investor Day Presentation 44

Compliance screening is focused on helping customers manage
regulatory exposure from third parties

Third-Party Compliance Screening

Regulatory Exposure

Segment

Ethics / Anti- Corruption FCPA
UK Bribery Act

Sanctions and Export Controls OFAC
CISADA

Anti-Money Laundering, KYC Bank Secrecy Act
USA Patriot Act

Financial
Institutions

Non-Financial
Institutions

DNB Investor Day Presentation 45

We are leveraging our improved data and analytics
capabilities to solve customer pain points in compliance

D and B Value Proposition

Customer Pain Points
Addressed

Capabilities
Leveraged

o Better protection against regulatory
  exposure from more comprehensive data

o Lower internal costs to use from superior matching

o Lower cost to buy due to targeted use of
  audits on highest risk entities

o Incomplete solutions that leave customers exposed

o High incidence of false positives which
  require manual work

o  Expensive audits on all third parties

Global Data
Completeness

Identity
Resolution

Predictive
Analytics

DNB Investor Day Presentation 46

Beyond compliance, customer needs in supply chain risk
management are being shaped by extended supply chains

Challenge

Global supply chains, resulting from

-  Low cost sourcing

-  Specialization in engineered parts

- Subcontracting

....with no margin for error

Extended Supply Chains

Risk of disruption and brand damage

DNB Investor Day Presentation 47

To address these needs, we are developing insight on risk
across the extended supply chain

Multi-tier Supply Chain Visibility

Customer
Supplier
Supplier
Supplier
Supplier
Supplier
Supplier
Supplier
Supplier
Supplier
Supplier
Supplier
Supplier
Supplier
Supplier

D and B Value Proposition

Customer Pain Points Addressed

Capabilities
Leveraged

o Visibility into tier 2 through n suppliers and insight
into their viability

o Easier to use through integration with
  procurement workflow

o Limited knowledge of supplier base beyond tier 1

o Difficulty in judging the riskiness of suppliers

o Standalone solutions that do not integrate
  with other applications

Identity Resolution

Linkage Global Data Predictive Analytics

DaaS

DNB Investor Day Presentation 48

Finally, we see a large future opportunity to deliver an
Informed Perspective through mobile apps and solutions

We have a variety of mobile initiatives in test ...

Mobile Reporter

Mobile Prospector

DNB Investor Day Presentation 49

We are significantly expanding the definition of our target market through DaaS and new markets



Global Market Size
~$3B
Mid Single Digit Growth
~$4B
Low Single Digit Growth
~$7B
Sales & Marketing Information
Commercial Credit
>$3B
High Single Digit Growth
DaaS
New Customers >$2B
Existing Customers ~$1B
~$2B
High Single to Double Digit Growth
New Markets
TBD
Mobile
~$12B+
Traditional Target Market Definition
New Target Market Definition

Source: Outsell, D&B Analysis

DNB Investor Day Presentation 50

In summary, we are transforming to deliver an Informed
Perspective for customers

o We are increasing the depth of our data and
  creating new predictive analytics

o We are leveraging our greater predictiveness and
  integrated delivery to enter new markets

o As a result, we are significantly expanding the
  size of our addressable market

o We are delivering these insights on-demand, and making
  them pervasive through DaaS

DNB Investor Day Presentation 51

Returning to Growth in North America

Revenue
Growth

Opening Remarks/Context........................Sara Mathew

                                               Josh Peirez
Transforming to an Informed Perspective........Paul Ballew
- Data and Analytics

- DaaS

- New Markets

Returning to Growth in North America .......Emanuele Conti

DNB Investor Day Presentation 52

Our preliminary Q2 performance was in line with expectations

Q2 2013 Preliminary
North America Results

                     Q1      Q2      1H

                  vs PY   vs PY   vs PY

Core Revenue
Growth              (1%)    0%      0%

Operating Income
Growth*            (16%)   (18%)   (17%)

*Before Non-Core Gains and Charges

DNB Investor Day Presentation 53

Since the financial crisis, we have struggled to deliver
sustained growth in North America

North America Core Revenue Growth

2%

0%

-1%

-1%

-3%

2009

2010

2011

2012

2013 1H

DNB Investor Day Presentation 54

Our performance in North America has been challenged
primarily due to a decline in RMS

North America Core Revenue Growth

RMS
0%
-2%
0%
-4%
2009
2010
2011
2012

S and MS
-8%
-1%
4%
3%
2009
2010
2011
2012

DNB Investor Day Presentation 55

Our objective is to return the North America business to
sustainable mid single digit growth in 3 years

North America Core Revenue Growth

-3%
2009

-1%
2010

2%
2011

-1%
2012

Flat to up
2013

Mid Single
Digits

Target
3 Years

Drivers

o  Stabilize and grow DNBi

o  Grow large customers

o  Expand DaaS alliances to reach new customers

DNB Investor Day Presentation 56

As context, the RMS and S&MS businesses are each comprised of two main solutions

Risk Management Solutions

$701M

70%

Subscriptions/DNBi
- *DNBi (~88%)*
- *Non-DNBi*

30%

Projects/ Other
- *Data*

Sales & Marketing Solutions

$525M

41%

Traditional
- *Hoover's*
- *MDR*

59%

VAPS
- *Optimizer/Other*
- *DaaS*

Note: 2012 Core Revenue Figures

DNB Investor Day Presentation

57

Our solutions address the needs of different sized customers

Risk Management Solutions

Sales and Marketing Solutions

Customer Size

Customer Size

Small
Mid-sized
Large
Small
Mid-sized
Large

Subscriptions/DNBi      Projects/ Other

Grow Large
Customers

Traditional     VAPS

Stabilize and grow DNBi

Grow Large
Customers

Reach new customers via DaaS

Illustrative

Informed Perspective that is Pervasive

DNB Investor Day Presentation 58

To stabilize and modestly grow DNBi, we will deliver
additional value to customers

Stabilize and grow DNBi

o Informed Perspective

-  Improved data quality (e.g., financial
   statements, global data)

-  More and better predictive analytics

o Improved Execution

-  Bundling of new features to create more value
   (e.g., Portfolio Risk Manager)

-  Targeted and proactive offers

We are beginning to gain traction and expect to gradually
improve to low single digit growth

DNB Investor Day Presentation 59

We have significant opportunity to grow with our large
customers

Grow Large
Customers

North America Large Customer Market

~$1B High Single Digit Growth

$500 - 750M Low Single Digit Growth

Improve predictive analytics

D and B

Expand offerings
o   D and B Direct
o   Compliance
o   Supply chain risk

D and B

Commercial Credit

New Risk Use Cases

DNB Investor Day Presentation 60

To capture more share, we are improving our predictive
analytics

Grow Large
Customers

Increasing Basis of Differentiation
o More predictive records
o New scores and ratings

+

Demonstrating Value to Customers
o Tailor to verticals
o Active pilots

=

Increase Share of Wallet

DNB Investor Day Presentation 61

We can further grow with large customers by satisfying more
of their risk needs through D and B Direct

Grow Large
Customers

Traditional Delivery

Data = Use Cases

Credit Origination

Portfolio Management

D and B Direct

Services

Data  +  Match   Append  =
         Search  Out of
                 Business

More Use Cases

Credit Origination
Portfolio Management
Third Party Verification
M and A
Compliance
Etc.

DNB Investor Day Presentation 62

Turning to S and MS, we will accelerate growth by growing large customers and reaching new customers through DaaS

Risk Management Solutions
Customer Size
Small
Mid-sized
Large

Sales and Marketing Solutions
Customer Size
Small
Mid-sized
Large

Subscriptions/DNBi
Stabilize and grow DNBi

Projects/ Other
Grow Large
Customers

Traditional
Grow Large
Customers

VAPS
Reach new customers via DaaS

Informed Perspective that is Pervasive

DNB Investor Day Presentation 63

We will continue to grow VAPS through Optimizer with our
large customers

Grow Large
Customers

Optimizer Revenue

$M

200

150

100

50

0

2009
2010
2011
2012

Increased customer value through:

o  Higher match rate from growth in overall database

o  Additional data to append through new sources

DNB Investor Day Presentation 64

pervasive

Reach New Customers via DaaS

DaaS Revenue

Revenue

Illustrative

New Alliance
Partners

Salesforce.com

Direct Distribution

o  Established dedicated team

o  Large and growing customer and user base

o  Scale D and B 360

Time

DNB Investor Day Presentation 65

In summary, we expect to return to sustainable mid single
digit growth in North America in 3 years

North America Core Revenue Growth

-1%
2010

2%
2011

-1%
2012

Flat to up
2013

Mid Single
Digits

S and MS
RMS

Target
3 Years

Drivers

o  Stabilize and grow DNBi

o  Grow large customers

o  Expand DaaS alliances to reach new customers

DNB Investor Day Presentation   66

Accelerating Growth in International

Revenue
Growth

Opening Remarks/Context........................Sara Mathew

                                               Josh Peirez
Transforming to an Informed Perspective........Paul Ballew
- Data and Analytics

- DaaS

- New Markets

Returning to Growth in North America........Emanuele Conti

Accelerating Growth in International........ Byron Vielehr

DNB Investor Day Presentation   67

Preliminary Q2 results showed significant improvement over
Q1 and we expect 2H results to be consistent with 1H

Q2 2013 Preliminary
International Results

Q1      Q2      1H

Core Revenue Growth    vs PY    vs PY    vs PY
Europe and Other         (2%)      3%       1%
Asia Pacific            0%       8%       5%
Total International    (1%)      6%       2%

Operating
Income Growth*          4%      15%      10%

*Before Non-Core Gains and Charges

DNB Investor Day Presentation 68

We transformed our International business with the creation
of partnerships

Pre 2000

D and B
238 countries

Today

D and B
102 countries

Note: Country count includes territories

DNB Investor Day Presentation 69

As a result of our International model transformation, we
now have a growing and profitable business

Pre 2000

o Declining revenue
o Operating losses

Today

o Low single digit organic growth
o ~20% operating margin

DNB Investor Day Presentation 70

Additionally, we have significantly enhanced our global
value proposition

Pre 2000

o 40M records within
International database

o 100M International trade experience updates per annum

o 8 International markets with predictive scores

Today
o 200M records within      5x increase
International database

o 600M International       6x increase
  trade experience updates per annum

o 29 International         3 1/2x increase
markets with predictive scores

DNB Investor Day Presentation 71

Our objective is to accelerate growth in International to
the mid to high single digit range in 3 years

International Core Organic Revenue Growth

4%
2009

4%
2010

1%
2011

3%
2012

Low Single Digit
2013

Mid to High
Single Digits

Target 3 Years

DNB Investor Day Presentation 72

We have 3 strategic priorities that will deliver an Informed
Perspective to customers and accelerate our growth in
International

International Growth Drivers

Informed Perspective that is Pervasive

Predictive Data and Analytics Enhance our value proposition
for global customers

DNBi
Continue to drive penetration

Decide with
Confidence

DaaS
Expand use cases for D and B
data and analytics

Level of Integration in Delivery of Information/Insight

DNB Investor Day Presentation 73

Our investment in data and analytics will enable us to
increase our share of wallet with global customers

Predictive Data and Analytics

o Majority of International revenue is from global
  customers with a need for cross-border data
  -  Only company with global coverage and consistency

o Enhancing our value proposition for these customers
  -  Expanding size of global database

  -  Launching new predictive scores

o Leveraging the power of the Worldwide Network
  -  Increasing global trade from 1.2B to 2B trade lines

  -  Building linkage data for minority ownership

o We expect to benefit from these enhancements through
  higher share of our global customer spend

DNB Investor Day Presentation 74

We have prioritized our top 20 countries based on the needs
of global customers

o Priority Countries

DNB Investor Day Presentation

In 2012, only 4 of these countries were approaching an
Informed Perspective level

2012 View

Countries at/near an Informed Perspective

DNB Investor Day Presentation

By 2015, all priority markets will be at or near an
Informed Perspective

2015 Goal State

o Countries at/near an Informed Perspective

DNB Investor Day Presentation

These data and analytics enhancements have already begun to
pay off with global customers

Customer Example

2012

o Global 50 Financial Services customer

o Significant spend with D and B in home market, but little in other markets

o Primarily buying data, limited use of
  D and B predictive analytics

o Engaged customer
in global data
and analytics roadmap

o Tested D and B vs. current providers
in top 19 markets

2013

o 30% increase in spend by displacing local
data providers in 18 of 19 markets

o Significant opportunity for future growth

DNB Investor Day Presentation 78

We will leverage our improvements in predictive data and
analytics to drive DNBi penetration across International

DNBi

DNBi Penetration of Total RMS

Europe

7%
2011

13%
2012

19%
2013

Significant further penetration opportunity

Target
40-50%

North America

60%
2013

In Asia Pacific, we have just begun to take our best
thinking on DNBi from North America and Europe to these
markets

DNB Investor Day Presentation 79

We are early in the introduction of DaaS within
International and see significant growth potential over time

DaaS

o Recently introduced DaaS within Europe, and are starting
  to get traction and close deals

o As in North America, CRM is a strong use case and our
  initial target area

o Potential to extend existing alliances to International,
  as well as create new alliances

o Engaging WWN partners to expand distribution of DaaS
  beyond our owned markets

DNB Investor Day Presentation 80

Finally, there are several new opportunities we are testing
that could be additional drivers of growth in the future

Opportunities being tested that leverage our core data asset

China Trade Portal
Matching Chinese suppliers with US buyers

Data Manager
Providing Optimizer-like solution to WWN partners

Compliance Solutions
Offering improved global customer due diligence process for
FIs subject to KYC requirements

DNB Investor Day Presentation 81

In summary, we believe this strategy enables our
International business to achieve sustainable mid to high
single digit growth

International Core Organic Revenue Growth

4%
2010

1%
2011

3%
2012

Low Single Digit
2013

Mid to High
Single Digits

Target 3 Years

DNB Investor Day Presentation 82

Delivering Sustainable TSR

Revenue Growth

Scalable Business Model

Strong Capital Stewardship

Opening Remarks/Context........................Sara Mathew

                                               Josh Peirez
Transforming to an Informed Perspective........Paul Ballew

- Data and Analytics

- DaaS

- New Markets

Returning to Growth in North America........Emanuele Conti

Accelerating Growth in International ........Byron Vielehr

Delivering Sustainable TSR..............     Rich Veldran

DNB Investor Day Presentation 83

We believe our revenue growth initiatives will allow us to
return to sustainable mid single digit top line performance

Revenue
Growth

Scalable Business Model

Strong Capital Stewardship

Predictive
Data and Analytics

DaaS

New Markets

Sustainable
mid single digit revenue growth in 3 years

DNB Investor Day Presentation 84

There are two important drivers of TSR in addition to
revenue

Revenue Growth

Scalable Business Model

Strong Capital Stewardship

Total Shareholder Return

DNB Investor Day Presentation 85

We have a proven track record of consistently delivering
strong profitability, in good times and bad

Core Organic Revenue Growth and Operating Margin

25%
6%
2004

29%
6%
2005

28%
6%
2006

28%
6%
2007

29%
5%
2008

29%
-3%
2009

29%
0%
2010

28%
2%
2011

31%
0%
2012

~30%
0-3%
2013 Guidance

~30%
Mid Single
Digit

Target 3 Years

Key Drivers
o Scalable business model
o Culture of cost discipline and continuous reengineering

Core Organic Revenue Growth

Operating Margin Before Non-Core Gains and Charges

DNB Investor Day Presentation 86

It starts with our scalable model

Data, Analytics and Insight

Deliver through D and B
applications and DaaS

Leverageable
Core

Customers

Low Incremental Cost to Serve

DNB Investor Day Presentation 87

In addition, we have a culture of cost discipline and
continuous reengineering which we use to fuel investment

Philosophy

o Continuous process

o Treat every dollar of expense as if it were an investment

o Reallocate spending from low growth or low
  value to higher growth activities

o Drive process improvements to both reduce
  costs and improve customer experience

Approach

o Standardize and streamline processes

o Consolidate globally / regionally

o Automate manual processes

o Outsource / Insource

o Ongoing portfolio review

We have generated significant savings annually -
vast majority reinvested back into the business

DNB Investor Day Presentation 88

A good example is consolidation of customer operations

Multi-Phased
Approach

Phase I 2009-2011

Phase II 2011-2012

Phase III 2012-2013

Scope

North America

North America

North America/Europe
o Consolidated centers

o Established common tech platform

o Consolidated vendors

o Extended to Europe

o Consistent service for global customers

Results o Delivered 15% cost efficiencies worth $10M+
        o Customer satisfaction at 90%, up 25 points

DNB Investor Day Presentation 89

We also reengineer our portfolio as in the case of our
Japan business

Before

o Declining revenue

o Low profitability

o High fixed cost

After

o Growing revenue after domestic divestiture

o Higher guaranteed minimum profit

o Access to cross border data without local
  infrastructure cost

DNB Investor Day Presentation 90

Our business is capital efficient with CapEx at 5% of
revenue or lower

CapEx as % of Total Revenue

2%
2005

3%
2006

5%
2007

3%
2008

4%
2009

4%
2010

3%
2011

4%
2012

5%
2013

DNB Investor Day Presentation 91

All of which results in significant free cash flow

Free Cash Flow
(in millions)

$284
2005

$284
2006

$305
2007

$352
2008

$296
2009

$249
2010

$252
2011

$283
2012

$270-300
2013 Guidance

MaxCV

DNB Investor Day Presentation 92

Finally, and importantly, we are good stewards of the cash
we generate ...

Our priorities regarding cash have not changed

o Ongoing investments in the business to drive
  organic growth

o Disciplined approach to tuck-in acquisitions

o Return excess cash to shareholders

DNB Investor Day Presentation 93

....As demonstrated by the recent acceleration in share
repurchase to take advantage of unique market conditions

Cumulative Cash Returned to Shareholders
2005-2013 1H

Total $2.6 B

$0.4 B
Dividends

$1.5 B share repurchases
2005-2011

$0.7 B shares repurchased to date of
$1B program

$1B share repurchase driven by:
o  Historically low valuation

o  Poised for future growth

o  Low interest rates

DNB Investor Day Presentation 94

In summary, we believe our strategy will create significant
value for shareholders over time

Target 3 Years

Revenue
Growth

Sustainable mid single digit

Scalable Business Model

~30% margin

Strong Capital Stewardship

Ongoing share repurchase/ dividends

Total Shareholder Return

DNB Investor Day Presentation 95

Summary

Revenue Growth

Scalable Business Model

Strong Capital Stewardship

Opening Remarks/Context.......................Sara Mathew

                                             Josh Peirez
Transforming to an Informed Perspective......Paul Ballew

- Data and Analytics

- DaaS

- New Markets

Returning to Growth in North America..... Emanuele Conti

Accelerating Growth
in International ......................... Byron Vielehr

Delivering Sustainable TSR................ Rich Veldran

Summary.................................    Sara Mathew

Q and A.................................Management Team

DNB Investor Day Presentation 96

In closing, we believe we are poised for growth and
sustainable TSR

o Our transformation to an "Informed Perspective that is
  pervasive in the marketplace" resonates with customers

o The heavy lifting on the infrastructure build is mostly
  behind us

o Core competitive advantages in areas like the DUNS number, identity resolution and predictive analytics ensures we
  deliver on our promise

o Significant market opportunity - large customers/DaaS
  alliances

o Scalable business model, financial discipline and capital
  stewardship

o Strong leadership team provides continuity and ensures
  delivery

DNB Investor Day Presentation 97

Summary

Revenue Growth

Scalable Business Model

Strong Capital Stewardship

Opening Remarks/Context........................Sara Mathew

                                               Josh Peirez
Transforming to an Informed Perspective........Paul Ballew

- Data and Analytics

- DaaS

- New Markets

Returning to Growth in North America....... Emanuele Conti

Accelerating Growth
in International ........................... Byron Vielehr

Delivering Sustainable TSR.................. Rich Veldran

Summary.......................................Sara Mathew

Q and A................................   Management Team

DNB Investor Day Presentation   98

Appendix

Reconciliation of Q2 2013 Preliminary Results
(GAAP to Non-GAAP)

(Amount in
Millions,                       Q2%
except EPS)                    2013            vs PY
------------------------------------------------------

Revenue
North America                     $279            0%
International                      108            6%
Total Core Revenue                $387            1%
Divested and
Other Business                      -            N/M
Total Revenue                     $387            1%

Operating Income
Operating Income -
 GAAP Results                      $94            5%
Legal and Other
 Professional Fees
 and Shut-Down (Costs)
 Recoveries Related
 to Matters In China                (4)          N/M
Restructuring Charges               (2)          N/M
Operating Income - Before
 Non-Core Gains and (Charges)     $100          (13%)

Earnings Per Share
Earnings Per Share -
GAAP Results                     $1.44           20%
 Legal and Other Professional
 Fees and Shut-Down (Costs)
 Recoveries Related to Matters
 In China                        (0.05)          N/M
Restructuring Charges            (0.04)          N/M
Earnings Per Share - Before
Non-Core Gains and (Charges)      1.53            2%

Free Cash Flow
Net Cash Provided by Operating
Activities from Continuing
Operations (As Reported)          $235
Less
Capital Expenditures (As Reported)   5
Additions to Computer Software and
Other Intangibles (As Reported)     22
Free Cash Flow                    $208
  Legacy Tax Matters
  (Refund) Payment                   -
Free Cash Flow Excluding Legacy
Tax Matters                       $208

DNB Investor Day Presentation       100

Reconciliation of Core Revenue Growth Rates- Total Company
(GAAP to Non-GAAP)

                                  2012    2011  2010    2009

Total Revenue As Reported
(AFX)                             (5%)    5%    (1%)   (2%)

Divested Revenue Contribution     (5%)   (2%)   (3%)    1%

Core Revenue Growth
(AFX)                              0%     7%     2%    (3%)

Foreign Exchange Impact           (1%)    1%     0%    (2%)

Core Revenue Growth
(BFX)                             1%      6%     2%    (1%)

Acquisition Contribution          1%      4%     2%     2%

Core Organic Revenue Growth
(BFX)                             0%      2%     0%    (3%)

                       2008    2007    2006    2005    2004

                       8%      8%      7%      1%      1%

                       2%      0%      1%     (5%)    (7%)

                       6%      8%      6%      6%      8%

                       0%      1%      0%      0%      1%

                       6%      7%      6%      6%      7%

                       1%      1%      0%      0%      1%

                       5%      6%      6%      6%      6%

DNB Investor Day Presentation    101

Reconciliation of Core Revenue Growth Rates- North America
(GAAP to Non-GAAP)

                               2012    2011    2010    2009

Total Revenue As Reported
(AFX)                          (2%)    (1%)    (4%)    (4%)

Divested Revenue
Contribution                   (1%)    (3%)    (3%)     0%

Core Revenue Growth
(AFX)                          (1%)     2%    (1%)     (4%)

Foreign Exchange Impact         0%      0%     0%      (1%)

Core Revenue Growth
(BFX)                          (1%)     2%    (1%)     (3%)

DNB Investor Day Presentation    102

Reconciliation of Core Revenue Growth Rates- International
(GAAP to Non-GAAP)

                               2012    2011    2010    2009
Total Revenue As Reported
(AFX)                          (15%)   24%      10%     4%

Divested Revenue
Contribution                   (18%)  (2%)     (6%)     2%

Core Revenue Growth
(AFX)                           3%    26%      16%      2%

Foreign Exchange Impact        (2%)   5%        0%    (13%)

Core Revenue Growth
(BFX)                           5%    21%       16%    15%

Acquisition Contribution        2%    20%      12%     11%

Core Organic Revenue Growth
(BFX)                           3%    1%       4%      4%

DNB Investor Day Presentation       103

Reconciliation of Operating Income (GAAP to Non-GAAP)

(Amount in Millions)	2012	2011	2010	2009	2008	2007	2006	2005	2004
Reported Operating Income	$432.1	$424.8	$409.1	$464.5	$469.7	$425.6	$393.7	$364.6	$316.1
Operating Income Impact:									
Restructuring Charges	29.4	22.1	14.8	23.1	31.4	25.1	25.5	30.7	32.0
Impaired Intangible Assets	-	3.3	20.4	3.0	-	-	-	-	-
MaxCV	30.3	44.8	36.5	-	-	-	-	-	-
Legal and Other Professional Fees and Shut-Down Costs Related to Matters in China	15.6	-	-	-	-	-	-	-	-
Impairments Related to Matters in China	12.9	-	-	-	-	-	-	-	-
Settlement of Legacy Pension Obligation	-	5.1	-	-	-	-	-	-	-
Settlement of International Payroll Tax Matter Related to a Divested Entity	-	-	-	-	-	0.8	-	-	-
Charge Related to a Dispute on the Sale of the Company's French Business	-	-	-	-	-	-	-	0.4	-
Total Operating Income Impact	88.2	75.3	71.7	26.1	31.4	25.9	25.5	31.1	32.0
Operating Income (Before Non-Core Gains and Charges)	$520.3	$500.1	$480.8	$490.6	$501.1	$451.5	$419.2	$395.7	$348.1

DNB Investor Day Presentation
104

Reconciliation of Free Cash Flow
(GAAP to Non-GAAP)

(Amount in Millions)           2012       2011      2010

Free Cash Flow
Net Cash Provided by
Operating
Activities from
Continuing Operations
(As Reported)                 $357.8     $312.9     $319.4

Less

Capital Expenditures
(As Reported)                    7.0     6.2         9.5
Additions to Computer
Software and Other
Intangibles (As Reported)       67.4    47.2        56.4

Free Cash Flow                $283.4  $259.5      $253.5
Legacy Tax Matters (Refund)
Payment                          -     (7.6)        (4.3)
Free Cash Flow Excluding
Legacy Tax Matters            $283.4  $251.9       $249.2

  2009      2008      2007      2006      2005

 $369.5    $433.9    $384.6    $290.8   $261.4

   9.2      11.8      13.7      11.6     5.7

  56.1      47.7      58.4      40.6    22.2

$304.2    $374.4    $312.5    $238.6  $233.5

 (8.0)    (22.5)     (8.0)      45.6    50.3

$296.2   $351.9    $304.5     $284.2  $283.8

DNB Investor Day Presentation    105